Exhibit 99.1

PPG Industries, Inc.
One PPG Place
Pittsburgh, Pennsylvania 15272 USA www.ppg.com

News	Contact:
Jeremy Neuhart
PPG Corporate Communications
412-434-3046 neuhart@ppg.com

Investors:
Vince Morales
PPG Investor Relations
412-434-3740 vmorales@ppg.com

PPG sets final exchange ratio of 3.2562 for split-off of commodity chemicals business

PITTSBURGH, Jan. 25, 2013 – PPG Industries (NYSE: PPG) today announced that the final exchange ratio for its exchange offer for PPG common stock is set at 3.2562 shares of Eagle Spinco Inc. common stock for each share of PPG common stock validly tendered and not withdrawn pursuant to the exchange offer. This exchange ratio permits PPG shareholders to exchange their shares of PPG common stock for shares of common stock of Eagle Spinco Inc., a wholly-owned subsidiary of PPG that will own substantially all of the assets and liabilities of PPG’s commodity chemicals business. After PPG’s acceptance of shares in the exchange offer, Eagle Spinco will merge with a subsidiary of Georgia Gulf Corporation (NYSE:GGC) and each share of Eagle Spinco common stock will automatically convert into the right to receive one share of Georgia Gulf common stock.

As previously announced, PPG entered into definitive agreements as of July 18, 2012 to separate and merge its commodity chemicals business with Georgia Gulf.

The exchange offer will expire at 8:00 a.m., New York City time, on January 28, 2013, unless terminated or extended, and the closing of the Eagle Spinco merger is expected to occur after completion of the exchange offer. The transactions are subject to customary closing conditions.

PPG is offering 35,249,104 shares of Eagle Spinco common stock in exchange for shares of PPG common stock. Based on the final exchange ratio, PPG will accept for exchange a maximum of 10,825,227 shares of PPG common stock. The upper limit of 3.9745 shares of Eagle Spinco common stock for each share of PPG common stock is not in effect.

The exchange offer will be subject to proration if it is over-subscribed, and, accordingly, the number of shares of PPG common stock accepted in the exchange offer may be less than the number of shares of PPG common stock tendered. If the exchange offer is consummated but not fully subscribed, PPG will distribute all of the shares of Eagle Spinco common stock it continues to own as a pro rata dividend to all PPG shareholders whose shares of PPG common stock remain outstanding and have not been accepted for exchange in the exchange offer.

About PPG and Its Commodity Chemicals Business

PPG Industries’ vision is to continue to be the world’s leading coatings and specialty products company. Through leadership in innovation, sustainability and color, PPG helps customers in industrial, transportation, consumer products, and construction markets and aftermarkets to enhance more surfaces in more ways than does any other company. Founded in 1883, PPG has global

PPG sets final exchange ratio of 3.2562 for split-off of commodity chemicals business – 2 headquarters in Pittsburgh and operates in nearly 70 countries around the world. Sales in 2012 were $15.2 billion. PPG shares are traded on the New York Stock Exchange (symbol: PPG). For more information, visit www.ppg.com.

PPG’s commodity chemicals business is a global producer of chlorine, caustic soda and related chemicals for use in applications such as chemical manufacturing, pulp and paper production, water treatment, plastics production and agricultural products, with manufacturing facilities in the U.S., Canada and Taiwan.

Forward-Looking Statements

Statements in this news release relating to matters that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 reflecting PPG Industries’ current view with respect to future events or objectives and financial or operational performance or results. These matters involve risks and uncertainties as discussed in PPG Industries’ periodic reports on Form 10-K and Form 10-Q, and its current reports on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”). Accordingly, many factors could cause actual results to differ materially from the company’s forward-looking statements. This news release also contains statements about PPG Industries’ agreement to separate its commodity chemicals business and merge it with Georgia Gulf Corporation or a subsidiary of Georgia Gulf (the “Transaction”) and its offer to exchange shares of PPG common stock for shares of Eagle Spinco Inc. common stock (and ultimately shares of Georgia Gulf common stock) (the “Exchange Offer”). Many factors could cause actual results to differ materially from the company’s forward-looking statements with respect to the Transaction and the Exchange Offer, including the number of shares of PPG common stock tendered and accepted; the number of shares of Eagle Spinco (and ultimately Georgia Gulf) common stock issued in the Exchange Offer; the ultimate pricing, discount and other parameters of the Exchange Offer; the parties’ ability to satisfy the conditions of the Transaction; the parties’ ability to complete the Transaction on anticipated terms and schedule, including the ability of PPG to successfully complete the Exchange Offer and the ability of the parties to obtain regulatory approvals; risks relating to any unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses and future prospects; business and management strategies for the management, expansion and growth of Georgia Gulf’s operations; Georgia Gulf’s ability to integrate PPG’s commodity chemicals business successfully after the closing of the Transaction and to achieve anticipated synergies; and the risk that disruptions from the Transaction will harm PPG’s or Georgia Gulf’s business. Consequently, while the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on PPG’s consolidated financial condition, results of operations or liquidity. Forward-looking statements speak only as of the date of their initial issuance, and PPG does not undertake any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events or otherwise, except as otherwise required by applicable law.

Additional Information and Where to Find It

This communication does not constitute an offer to buy, or solicitation of an offer to sell, any securities of Georgia Gulf, PPG’s commodity chemicals business or PPG. In connection with the Transaction, Georgia Gulf has filed with the SEC a registration statement on Form S-4 that includes a prospectus of Georgia Gulf relating to the Transaction. In addition, Eagle Spinco Inc., a

PPG sets final exchange ratio of 3.2562 for split-off of commodity chemicals business – 3 subsidiary of PPG Industries, has filed with the SEC a registration statement on Form S-4 and S-1 that includes a prospectus of the PPG commodity chemicals business relating to the Transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENTS AND PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT GEORGIA GULF, PPG’S COMMODITY CHEMICALS BUSINESS AND THE TRANSACTION. Investors and security holders may obtain these materials and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, copies of the registration statements and prospectus may be obtained free of charge by accessing Georgia Gulf’s website at www.ggc.com and clicking on the “Investors” link and then on the “SEC Filings” link, or upon written request to Georgia Gulf, Georgia Gulf Corporation, 115 Perimeter Center Place, Suite 460, Atlanta, GA 30346, Attention: Investor Relations, or from PPG upon written request to PPG, PPG Industries, Inc., One PPG Place, Pittsburgh, PA 15272, Attention: Investor Relations. Shareholders also may read and copy any reports, statements and other information filed by Georgia Gulf, PPG or Eagle Spinco with the SEC at the SEC public reference room at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Post-Commencement Written Communications

In connection with the exchange offer for the split-off of the shares of common stock of Eagle Spinco, PPG filed on December 27, 2012 a tender offer statement with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE TENDER OFFER STATEMENT, BECAUSE IT CONTAINS IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the tender offer statement and other documents filed by PPG with the SEC from the SEC’s web site at www.sec.gov.